                                                            Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-80477 and 333-91423) of Albany Molecular Research, Inc. of our report dated February 15, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                            /s/ PricewaterhouseCoopers LLP



Albany, New York
March 30, 2001